UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):     January 9, 2004




                         The Robert Mondavi Corporation
             (Exact name of registrant as specified in its charter)


           California                    33-61516                94-2765451
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


              841 Latour Court
              Napa, California                                 94558
---------------------------------------------        --------------------------
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:   (707) 226-1395



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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURES.

              On January 9, 2004 The Robert Mondavi Corporation issued the press release attached as Exhibit A to this report.






SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          The Robert Mondavi Corporation
                                                (Registrant)

              January 9, 2004
Date:   January 9, 2004                    By:     /S/ Henry J. Salvo, Jr.
     -------------------                         -------------------------
                                                Henry J. Salvo, Jr.
                                                Executive Vice President,
                                                Chief Financial Officer